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                                                                    EXHIBIT 10.8

                           FIRST AMENDMENT TO LEASE
                        BETWEEN WINDY PACIFIC PARTNERS
                        AND PACIFIC MAILING CORPORATION
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          THIS FIRST AMENDMENT TO LEASE (the "Amendment") is made and entered into as of May 28, 1996 by and between WINDY PACIFIC PARTNERS ("Lessor") and PACIFIC MAILING CORPORATION ("Lessee").

RECITALS
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     A.   Lessor and Lessee are parties to that certain lease (the "Lease")
dated June 30, 1995 for the building on the real property commonly known as Lot #2, Dumbarton Business Center, Newark, California.

     B. Lessor and Lessee desire to amend the terms of the Lease as below set forth.

AGREEMENT
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     NOW, THEREFORE, Lessor and Lessee agree as follows:

     1.   Term.  Paragraph 49 of the Lease is hereby amended and restated in its
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entirety to read as follows:

          49.  Term.  The term of this Lease shall commence May 28,  1996 (the
               ----
          "Commencement Date") and end May 27, 2011 (the "Expiration Date").

     2.   Initial Base Rent.  Paragraph 50.1 of the Lease is hereby amended and
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restated in its entirety to read as follows:

          50.1  Initial Base Rent.  Monthly Base Rent shall be an amount equal
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          to Thirty One Thousand Thirty Nine Dollars ($31,039).  Base Rent shall be payable on the first day of each month commencing on the Commencement Date.

     3.   Base Rent Paid Upon Execution; Security Deposit.  Paragraph 51 of the
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Lease is hereby amended and restated in its entirety to read as follows:

          51. Concurrently with the signing of this Lease, Lessee is paying the sum of $70,739, $35,044 of which is payment of the Base Rent from May 28, 1996 through June 30, 1996 and $35,695 of which is a security deposit to be held in accordance with paragraph 5.

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     4.   Square Footage.  The Building contains approximately 73,564 square
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feet; provided, however, that there shall be no adjustment in the Base Rent or the other amounts payable by Lessee under this Lease in the event that the actual square footage is other than 73,564.

     5.   Damage or Destruction.  Paragraph 9.6(b) of the Lease is hereby
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amended as follows: The phrase "after said 90 day period but" is hereby added before the word "prior" on line 2 of said paragraph.

     6.   Condemnation.  Paragraph 14 of the Lease is hereby amended as follows:
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The phrase "of the land area not occupied by any building" commencing on line 1 of page 8 of the Lease is hereby replaced with the phrase "of that portion of the premises designated for Lessee's parking".

     7.   Miscellaneous.  Except as amended herein, the Lease shall remain in
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full force and effect.  Defined terms in the Lease shall have the same meaning in this Amendment unless otherwise defined herein. This Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Lease as of the date first set forth above.

                            LESSOR:

                            WINDY PACIFIC PARTNERS,
                            a general partnership

                            By:  WINDY HILL INVESTMENT COMPANY,
                                 Its:  Managing Parter

                                 By:  /s/ William J. Hurwick
                                      ------------------------------------------
                                      William J. Hurwick

                                 By: CALIFORNIA PACIFIC COMMERCIAL CORPORATION, a California corporation


                                      By:  /s/ Dan McGanney, III
                                           ------------------------------
                                           Daniel J. McGanney, III


                            LESSEE:

                            PACIFIC MAILING CORPORATION,
                            a California corporation


                            By:  /s/ Michael Tuite
                                 -----------------------------------------------
                                 Its: President
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